UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

_________________

Date of Report (Date of earliest event reported): September 7, 2004

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 30464SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman, Cayman Islands
(Address of principal executive offices)

         Registrant’s telephone number, including area code: (345) 946-5203

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01.   Other Events

Filed herewith are the forms of stock option agreements to be used by Garmin Ltd. and its various subsidiaries pursuant to stock option plans filed previously with the Securities and Exchange Commission (the “SEC”). These forms of agreement are expected to be used for future stock option grants to directors and employees, including those grants to be made in the ordinary course in 2004. These agreements are filed now on Form 8-K to facilitate compliance with the SEC’s new expedited Form 8-K reporting requirements.

      Item 9.01.   Financial Statements and Exhibits

    (a)        Not applicable

    (b)        Not applicable

    (c)        Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Description
10.1	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for Employees of Garmin International, Inc.
10.2
    Form of Stock Option Agreement
    pursuant to the Garmin Ltd. 2000
    Equity Incentive Plan for Employees
    pursuant to the Garmin Ltd.
    Non-Employee Directors’ Option Plan for
Non-Employee Directors of Garmin Ltd.
10.3	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for Employees of Garmin Corporation
10.4	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for UK-Approved Stock Options for Employees of Garmin (Europe) Ltd.
10.5	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for Non UK- Approved Stock Options for Employees of Garmin (Europe) Ltd.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.
Date: September 7, 2004	/s/ Andrew R. Etkind ---------------------------------------------------- Andrew R. Etkind General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for Employees of Garmin International, Inc.
10.2
    Form of Stock Option Agreement
    pursuant to the Garmin Ltd. 2000
    Equity Incentive Plan for Employees
    pursuant to the Garmin Ltd.
    Non-Employee Directors’ Option Plan for
Non-Employee Directors of Garmin Ltd.
10.3	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for Employees of Garmin Corporation
10.4	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for UK-Approved Stock Options for Employees of Garmin (Europe) Ltd.
10.5	Form of Stock Option Agreement pursuant to the Garmin Ltd. 2000 Equity Incentive Plan for Non UK- Approved Stock Options for Employees of Garmin (Europe) Ltd.